SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 8, 2003

(Date of earliest event reported)

California Micro Devices Corporation

(Exact name of registrant as specified in its charter)

California	0-15449	94-2672609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

430 N. McCarthy Blvd, No. 100, Milpitas, CA 95035-5112

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (408) 263-3214

PORTIONS AMENDED

The Registrant hereby amends Item 7 (“Financial Statements and Exhibits”) and Item 9 [Regulation FD Disclosure (“Information to be furnished pursuant to Item 12 “Disclosure of Results of Operations and Financial Condition”)] contained in the Registrant’s Current Report on Form 8-K filed May 8, 2003 to incorporate such information by reference into previously or subsequently filed registration statements of the Registrant, as set forth below. Except as set forth in Item 7 and Item 9 below, no other changes are made to the Registrant’s Current Report on From 8-K filed May 8, 2003.

Item 7.    Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.1,* Registrant’s Press Release dated May 8, 2003.

Item 9.	Regulation FD Disclosure (Information furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition”).

On May 8, 2003, Registrant announced via press release its results for its fiscal fourth quarter and fiscal year ended March 31, 2003. The full text of the press release issued in connection with that announcement was previously provided as Exhibit 99.1 to the Current Report on Form 8-K filed on May 8, 2003.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and its Exhibit 99.1 is being furnished under “Item 9. Regulation FD Disclosure” rather than under “Item 12. Disclosure of Results of Operations and Financial Condition.” The information in this report shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, except to the extent that such information is superceded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report is being furnished to the SEC and shall not be treated as or deemed to be filed for purposes of the Securities Exchange Act of 1934, except to the extent, if any, required by such incorporation by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2003	CALIFORNIA MICRO DEVICES CORPORATION (registrant)

	By:	/S/ ROBERT V. DICKINSON

President and Chief Executive Officer

Exhibit Index

Exhibit	Description
99.1*	Registrant’s press release dated May 8, 2003, which is being furnished pursuant to Item 12 of Form 8-K.

*	Previously provided.